ETF Opportunities Trust

T-REX 2X Long HOOD Daily Target ETF (ROBN)

(the “Fund”)

Supplement dated January 30, 2025

to the Prospectus dated September 23, 2024, as amended October 11, 2024 and January 28, 2025 and

Statement of Additional Information ("SAI") dated September 23, 2024, as amended October 11, 2024

The changes described below are being made to the Prospectus.

FUND SERVICE PROVIDERS

Effective immediately, the following information is added before the information regarding “Foreside Fund Services, LLC”:

For the T-REX 2X Long HOOD Daily Target ETF only

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as the Fund’s fund accountant and transfer agent, and it provides certain other services to the Fund not provided by the Administrator. U.S. Bancorp is primarily in the business of providing administrative, fund accounting services to retail and institutional exchange-traded funds and mutual funds.

As transfer agent, U.S. Bancorp, has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.

U.S. Bank N.A. acts as custodian for the Fund. As such, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust. U.S. Bank N.A. does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders.

The changes described below are being made to the SAI.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Effective immediately, the following information is added before the information regarding “Distributor and Principal Underwriter”:

For the T-REX 2X Long HOOD Daily Target ETF only

Fund Accountant, Transfer Agent and Other Services. Pursuant to a Fund Accounting Servicing Agreement and Services and a Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), with principal offices at 615 East Michigan Street, Milwaukee, WI 53202, U.S. Bancorp provides certain financial administration services (other than those provided by the Administrator), and fund accounting services to the Fund. As financial administrator, U.S. Bancorp performs services including but not limited to: (1) calculating Fund expenses; (2) calculating the Fund performance data; and (3) providing certain compliance support services. As fund accountant, U.S. Bancorp maintains certain financial records of the Trust and provides accounting services to the Fund that include the daily calculation of the Fund’s NAV. U.S. Bancorp also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. As transfer agent, U.S. Bancorp issues shares of the Fund in Creation Units to fill purchase orders for the Fund’s shares, maintains records of the issuance and redemption of the Fund’s shares, and acts as the Fund’s dividend disbursing agent.

For the financial administration and fund accounting services provided to the Trust, the Trust has agreed to pay to U.S. Bancorp an annual asset based fee as a percentage of the aggregate net assets of the Fund, subject to certain breakpoints and minimum fee requirements. U.S. Bancorp is also entitled to fees for services that it renders with respect to the filing of Form N-PORT, its services related to liquidity risk management and out-of-pocket expenses.

Custodian. Pursuant to a Custody Agreement with the Trust, U.S. Bank N.A. (“Custodian”), located at 425 Walnut St, Cincinnati, Ohio 45202, serves as Custodian for the Fund and safeguards and holds the Fund’s cash and securities, settles the Fund’s securities transactions and collects income on the Fund’s investments. Under the agreement, the Custodian also: (1) provides data required by the Adviser to determine the Fund’s Creation Basket and estimated All Cash Amount for each Business Day); (2) monitors the settlement of securities comprising the Creation Basket and any cash in connection with the purchase and redemption of Creation Units and requests the issuance of related Creation Units; (3) deposits securities comprising the Creation Basket and/or cash received from Authorized Participants in connection with purchases of Creation Units into the Fund’s custody and cash accounts; (4) disburses securities comprising the Creation Basket and/or cash from the Fund’s custody and cash accounts to Authorized Participants in connection with the redemptions of Creation Units; and (5) performs certain other related services, (See “Purchase and Redemption of Creation Units,” below).

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE